UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
May 19, 2023 (May 16, 2023)
Everest Re Group, Ltd.
(Exact name of registrant as specified in its charter)

Bermuda	1-15731	98-0365432

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Seon Place – 4th Floor
141 Front Street
PO Box HM 845
Hamilton HM 19,	Bermuda	Not Applicable

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code 441-295-0006

Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Class	Trading Symbol(s)	Name of Exchange where registered
Common Shares, $0.01 par value	RE	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
Offering
On May 19, 2023, Everest Re Group, Ltd. (the “Company”) completed the public offering of 4,140,000 common shares of the Company, which includes full exercise of the underwriters’ option to purchase an additional 540,000 common shares, at a public offering price of $360.00 per share (the “Offering”). The Company expects to use the net proceeds from the Offering for general corporate purposes, which may include expanding its existing business lines and operations.
The Offering was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement on Form S-3 (Registration No. 333-259589) (the “Registration Statement”), filed with the Securities and Exchange Commission (the “Commission”) on September 16, 2021. The material terms of the Offering are described in the prospectus supplement, dated May 16, 2023, filed by the Company with the Commission on May 18, 2023, pursuant to Rule 424(b)(2) of the Securities Act, which relates to the offer and sale of the common shares and supplements the prospectus, dated September 16, 2021, that constitutes a part of the Registration Statement.
In connection with the Offering, the Company entered into the Underwriting Agreement, dated May 16, 2023 (the “Underwriting Agreement”), by and between the Company and Citigroup Global Markets Inc. and Goldman Sachs & Co. LLC, as representatives of the several underwriters named therein, filed as Exhibit 1.1 hereto and is incorporated herein by reference.
The opinion of Conyers Dill & Pearman Limited, relating to the validity of the common shares, is filed as Exhibit 5.1 hereto.
ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

	Exhibit No.	Description

	1.1	Underwriting Agreement, dated as of May 16, 2023, by and between the Company, Citigroup Global Markets Inc. and Goldman Sachs & Co. LLC.
	5.1	Opinion of Conyers Dill & Pearman Limited.
	23.1	Consent of Conyers Dill & Pearman Limited (contained in Exhibit 5.1 hereto).
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVEREST RE GROUP, LTD.

	By:	/s/ Robert J. Freiling
Robert J. Freiling Senior Vice President and Chief Accounting Officer

Dated: May 19, 2023

EXHIBIT INDEX

Exhibit Number	Description of Document

1.1	Underwriting Agreement, dated as of May 16, 2023, by and between the Company, Citigroup Global Markets Inc. and Goldman Sachs & Co. LLC.

5.1	Opinion of Conyers Dill & Pearman Limited.

23.1	Consent of Conyers Dill & Pearman Limited (contained in Exhibit 5.1 hereto).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).